UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): May 13, 2020

Velocity Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39183	46-0659719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 295 Westlake Village, California		91362
(Address of principal executive offices)		(Zip code)

(818) 532-3700

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results Of Operations And Financial Condition.

On May 13, 2020, Velocity Financial, Inc., (the “Company”) issued a news release announcing its first quarter 2020 results, that a public webcast would be held to discuss the quarterly results, and the availability of a supplemental slide presentation on its investor relations website. The news release is furnished as Exhibit 99.1 hereto. A replay of the webcast and a copy of the supplemental slide presentation is available on the Company’s website, www.velfinance.com. The information on the Company’s website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part hereof.

The information contained within this Item 2.02, including the information in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

Investors and others should note that the Company routinely uses the Investor Relations section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on www.velfinance.com. The information on the Company’s website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part hereof.

The information contained within this Item 7.01, including information on the Company’s website, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

99.1*	News release issued May 13, 2020.

*	Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Velocity Financial, Inc.

By:	/s/ Christopher D. Farrar
Name:	Christopher D. Farrar
Title:	Chief Executive Officer

Date: May 15, 2020